                         NOTICE OF GUARANTEED DELIVERY

                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                               GALOOB TOYS, INC.

                                       TO

                               NEW HIAC II CORP.,

                          A WHOLLY OWNED SUBSIDIARY OF

                                  HASBRO, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing shares of Common Stock, par value $0.01 per share (the "Common Stock"), including the associated preferred stock purchase rights (the "Rights" and, together with the Common Stock, the "Shares"), of Galoob Toys, Inc., a Delaware corporation, are not immediately available, if the procedure for book-entry transfer cannot be completed prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or if time will not permit all required documents to reach the Depositary prior to the Expiration Date. Such form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:
                                BANKBOSTON, N.A.

                                    By Hand:
                 Securities Transfer & Reporting Services, Inc.
                           c/o Boston EquiServe L.P.
                                1 Exchange Plaza
                             55 Broadway, 3rd Floor
                               New York, NY 10006

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             By Mail:                  By Facsimile Transmission:           By Overnight Delivery:
         BankBoston, N.A.                  (781) 575-2233 or                   BankBoston, N.A.
            Attention:                       (781)575-2232                        Attention:
     Corporate Reorganization       (For Eligible Institutions Only)       Corporate Reorganization
          P.O. Box 8029                                                       150 Royall Street
      Boston, MA 02266-8029                                                    Canton, MA 02021
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                        Confirm Facsimile by Telephone:
                                 (800) 733-5001

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to New HIAC II Corp., a Delaware corporation and a wholly owned subsidiary of Hasbro, Inc., a Rhode Island corporation, upon the terms and subject to the conditions set forth in Purchaser's Offer to Purchase dated October 2, 1998 and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares set forth below of common stock, par value $0.01 per share (the "Common Stock"), including the associated preferred stock purchase rights (the "Rights" and, together with the Common Stock, the "Shares"), of Galoob Toys, Inc., a Delaware corporation, pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

          ------------------------------------------------------------

   Number of Shares:
   --------------------------------------

   Certificate Nos. (if available):

          ------------------------------------------------------------

          ------------------------------------------------------------

   Check box if Shares will be tendered by book-entry transfer:  [ ]

   Account Number:
   ----------------------------------------

   Dated:  , 1998

------------------------------------------------------------
          ------------------------------------------------------------
   Name(s) of Record Holder(s):

          ------------------------------------------------------------

          ------------------------------------------------------------
                                  PLEASE PRINT

   Address(es):
   ---------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                                                                     ZIP CODE

   Area Code and Tel. No.:

          ------------------------------------------------------------

          ------------------------------------------------------------

   Signature(s):
   ---------------------------------------------

          ------------------------------------------------------------
------------------------------------------------------------

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message, and any other documents required by the Letter of Transmittal, within three trading days (as defined in the Offer to Purchase) after the date hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

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Name of Firm: -----------------------------------------
                                                            -----------------------------------------------
                                                            AUTHORIZED SIGNATURE
Address:
  ------------------------------------------------          Name:
                                                            -----------------------------------------------
                                                            PLEASE PRINT
                                                            Title:
--------------------------------------------------------    -----------------------------------------------
ZIP CODE

Area Code and Tel. No.: -------------------------------     Dated:
                                                            -------------------------------------------- , 1998
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD
      BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.